Q3, 2016 Financial Results & Corporate Update

FORWARD LOOKING STATEMENT This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the divestiture of the commercial operations including the two commercial products, the issuance and exclusivity of patents, and the progress of development of Galena’s product candidates, including patient enrollment in our clinical trials, interim analysis, time to complete the trials, and expected time periods for results. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those identified under “Risk Factors” in Galena’s Annual Report on Form 10-K for the year ended December 31, 2015 and most recent Quarterly Reports on Form 10-Q filed with the SEC. Actual results may differ materially from those contemplated by these forward-looking statements. Galena does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this press release. 2

EARNINGS CALL PARTICIPANTS Presenters Mark W. Schwartz, Ph.D. President & Chief Executive Officer  Bijan Nejadnik, M.D. Executive Vice President, Chief Medical Officer John T. Burns, CPA Vice President, Finance and Corporate Controller Stephen Ghiglieri Executive Vice President, Chief Financial Officer Other Participants  Remy Bernarda, IRC SVP, Investor Relations & Corporate Communications  Thomas J. Knapp, Esq Interim General Counsel 3

OPENING REMARKS Mark W. Schwartz, Ph.D. President and Chief Executive Officer 4

Pseudo-Progression with Immunotherapy  Definition: Appearance of progression on radiographic imaging due to increased tumor size (swelling) from tumor infiltrating lymphocytes (TIL’s) and other immune cells • A growing or new tumor detected via imaging isn't always progressing cancer  Discovery of pseudoprogression in the context of cancer immunotherapy in the last few years has changed the criteria for use of imaging as a method for diagnosing tumor progression • Image of a new tumor may simply represent an immune system response to undetectable micrometastasis that would not otherwise be seen on the scan  irRECIST (Immune-related Response Evaluation Criteria In Solid Tumors) adapted rules that provide better assessment of the effect of immunotherapeutic agents Reference: https://www.lungevity.org/about-lung-cancer/experts-blog/immunotherapy-and-concept-of-pseudo-progression 5

CLINICAL DEVELOPMENT Bijan Nejadnik, M.D. Executive Vice President, Chief Medical Officer 6

PHASE 3 PRESENT TOP-LINE INTERIM RESULTS

PRESENT Top-Line Interim DFS Results NeuVax Arm Control Arm Data based on interim data cut. p-value = 0.07 Median time on trial 19.7 months

Imaging in the PRESENT Trial NeuVax Arm Control Arm 1st Imaging ~Month 12 2nd Imaging ~Month 24 3rd Imaging ~Month 36 Pre-treatment Imaging DFS Adjudicated Events Diagnosed by Clinical Presentation Proactive Imaging 66% of DFS events found via Proactive Imaging 24 47 Data based on interim data cut.

Composition of 71 DFS events at Interim Analysis 10 DFS Event NeuVax Arm (n = 376) Control Arm (n = 382) Recurrence of Primary Cancer 36 (9.6%) 23 (6.0%) Occurrence of another Cancer 5 (1.3%) 4 (1.0%) Death from any cause 2 (0.5%) 1 (0.3%) 0 3 6 9 12 15 18 21 24 27 30 33 36 Active Placebo T im e t o D F S ( m on th s ) (n= 7 1 ) Percentage of DFS events found by proactive imaging around 12 months: NeuVax = 60% Control = 32% Data based on interim data cut.

Pseudo-Progression in Cancer Immunotherapy & The PRESENT Trial In adjuvant setting, immunological therapies require extended clinical monitoring over time to evaluate their effectiveness in preventing recurrences of clinical significance This inflammation can be potentially beneficial, but paradoxically show as worsening of a tumor or be assessed inaccurately as a recurrence in the case of micrometasteses Inflammation changes the consistency (more opaque to XRay) and the volume (swelling), which makes a micrometastasis visible that otherwise would not have been detected, or a tumor appears to be enlarged on a CT Scan In the period of immunostimulation, immune inflammatory cells (NeuVax T-Cells) enter the tumor or micrometastases and create inflammation which includes edema, and attracts inflammatory cells 11

Summary  Low rate of recurrence seen in the control arm may have resulted from an overall improvement in the standard of care  Existing lesions were discovered by proactive imaging • May not have had any clinical significance at the time of identification • Lesions changed by inflammation and may never have progressed to clinical tumors  The inflammation caused by NeuVax induced cytotoxic T-cells (TILs) within the micrometastases made the lesions visible on scans in the NeuVax group and not the control group Pseudo-Recurrence 12

IMMUNOTHERAPY PROGRAMS 13 NeuVax™ (nelipepimut-S) GALE-301/GALE-302

DEVELOPMENT PIPELINE

PRODUCT	THERAPETIC AREA	PHASE 1	PHASE 2	PHASE 3	BLA / NDA
Hematology					
GALE-401 (Anagrelide CR)	Essential Thrombocythemia				
Immunotherapy: Breast Cancer					
NeuVax™ + Herceptin®	Node-positive or node negative/triple negative, HER2 IHC 1+/2+		2b		
NeuVax™ + Herceptin®	High risk, node-positive or negative, HER2 IHC 3+				
NeuVax™	Ductal Carcinoma in Situ (DCIS)		VADIS		
Immunotherapy: Gastric Cancer					
NeuVax™	Gastric, HER2 IHC 1+/2+/3+				
Immunotherapy: Gynecological Cancer					
GALE-301	Ovarian & Endometrial				
GALE-301 + GALE-302	Ovarian & Breast				

Ongoing   Planned

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*NeuVax is an investigational product. Efficacy has not been established. Herceptin is a registered trademark of Genentech.

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GALE-401 Anagrelide Controlled Release (CR) 15

Essential Thrombocythemia (ET)

Diagnosis

- Chronic hematologic malignancy with no known cause
- Symptoms
- Diagnostic tools
  - Blood test
  - Bone marrow biopsy
  - Gene mutation test

Common Symptoms

- Headache
- Vision disturbances or migraines
- Dizziness or lightheadedness
- Coldness or blueness of fingers or toes
- Burning, redness, and pain in the hands and feet

Thrombotic Complications

- Stroke
- Transient ischemic attack (TIA)
- Heart attack
- DVT or pulmonary embolus
- Blood clotting in unusual locations

Risk Factors

- Women 1.5x more likely
- Patients >60 years old, with 20% <40 years
- Mutations
  - JAK2 - 50%
  - CALR ~25%

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Source: MPN Research Foundation

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Current ET Treatment Options Hydroxyurea • Generally first line therapy • Cytotoxic Myelosuppressive drug (reduces other blood cells as well) • Increased risk of developing acute leukemia after long term • Avoided in younger patients • ~25% of patients intolerant/refractory Anagrelide IR • Poor tolerability and compliance thought to be related to blood concentrations • Non cytotoxic drug • Not associated with increased risk of leukemia • Significant side effects Aspirin • Given to reduce the risk of blood clotting • May help relieve the burning sensation in patient’s hands and feet (erythromelagia) Other Therapies • Interferon • Busulfan • Retry hydroxyurea • Observation 17 Sources: Leukemia and Lymphoma Society: Essential Thrombocythemia Facts Cervantes, F. Hematology 2011; 215-221

GALE-401 Development Summary  Potential Clinical Benefits from Phase 2 trial • Potentially faster onset of action • Consistent efficacy • Indication of improved tolerability vs anagrelide IR • Twice a day dosing with a PK profile supportive of once-a-day dosing  Strong Development Rational • Novel proprietary formulation of FDA approved product with known mechanism of action • 505(b)(2) regulatory pathway for approval (to be confirmed with the FDA) • Intellectual property allowing market exclusivity through 2029 18

GALE-401 ET Development Opportunity  Diagnosed patient population for ET • US Prevalence: 135,000 - 175,000  Limited competition with very few agents in development  Multiple life cycle management opportunities  Next steps • End of Phase 2 meeting with the FDA • Finalize the Phase 3 clinical trial design • Initiate pivotal trial in Q2, 2017 19 Sources: Harrison et al N Engl J Med 2005;353:33-45; Mehta et al, (2014) Epidemiology of myeloproliferative neoplasms in the United States, Leukemia & Lymphoma, 55:3, 595-600, DOI: 10.3109/10428194.2013.813500

FINANCE John Burns Vice President, Finance and Corporate Controller 20

STATEMENTS OF OPERATIONS 21

Q3 2016 CASH BURN Beginning Cash Position (as of June 30, 2016) $19.6 million Net proceeds from equity financing $11.7 million Reduction in restricted cash $5.5 million Cash burn from continuing operations ($7.7 million) Cash burn from discontinued operations ($2.1 million) Cash burn on litigation settlements ($2.5 million) Ending Cash Position (as of September 30, 2016) $24.5 million 22

FINANCIAL OVERVIEW Cash Position (as of 30 Sept 16) $24.5 million Restricted Cash (as of 30 Sept 16 - $18.5 relating to Debenture) $18.9 million Projected Q4 Cash Burn from Operations $7 - $9 million Shares Outstanding (as of 31 Oct 16) 217 million 23

FINANCE Stephen Ghiglieri Executive Vice President, Chief Financial Officer 24

MILESTONES & CLOSING REMARKS Mark W. Schwartz, Ph.D. President and Chief Executive Officer 25

2H, 2016 MILESTONES

PROGRAM	MILESTONE	PROJECTED DATE
GALE-401 (anagrelide CR)	Present combined safety data	✓
	Confirmation of 505(b)2 pathway	2H
NeuVax™ (nelipepimut-S)	Fast Track Designation	✓
	Combo H&N 1+/2+ Interim safety data	✓
	Initiate DCIS trial	Q4
GALE-301 GALE-302	Present 301/302 booster data	✓
	Present GALE-301 Phase 2a primary analysis	✓
	Orphan Drug Designation	✓
	Present GALE-301 Biomarker & Dosing Data	Q4

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